As filed with the Securities and Exchange Commission on April 28, 2004

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 28, 2004

                               EQUITY RESIDENTIAL
             (Exact Name of Registrant as Specified in its Charter)

           Maryland                       1-12252              13-3675988
(State or other jurisdiction            (Commission         (I.R.S. Employer
 of incorporation or organization)       File Number)       Identification No.)

       Two North Riverside Plaza, Suite 400
                 Chicago, Illinois                              60606
     (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (312) 474-1300

                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 7. Financial Statements, Pro forma Financial Information and Exhibits

  Exhibit      Exhibit
  Number
---------     ------------------------------------------------------------------
   99.1       Press Release dated April 28, 2004, announcing the results of operations and financial condition of Equity Residential as of March 31, 2004 and for the quarter then ended.


ITEM 12. Results of Operations and Financial Condition

        On April 28, 2004, Equity Residential issued a press release announcing its results of operations and financial condition as of March 31, 2004 and for the quarter then ended. The press release is attached hereto as Exhibit 99.1. The information contained in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed "filed" with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by Equity Residential under the Securities Act of 1933, as amended.



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


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             EQUITY RESIDENTIAL

Date: April 28, 2004                         By:     /s/  MICHAEL J. McHUGH
                                                     ---------------------------

                                             Name:   Michael J. McHugh
                                                     ---------------------------

                                             Its:    Executive Vice President,
                                                     Chief Accounting Officer
                                                     and Treasurer
                                                     ---------------------------



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